Exhibit 10.22

REGISTRATION RIGHTS AGREEMENT

CONCERNING

VERSO PAPER CORP.

DATED AS OF APRIL [    ], 2008

i

REGISTRATION RIGHTS AGREEMENT (the “Agreement”) dated as of April [ ], 2008 by and among Verso Paper Corp., a Delaware corporation (the “Company”), Verso Paper Investments LP, a Delaware limited partnership (“Investments LP”) and the Individual Limited Partners (as hereinafter defined) and any other Person who shall be a Permitted Transferee (as hereinafter defined) of any Partner (as hereinafter defined). Investments LP, the Individual Limited Partners and the respective Permitted Transferees are herein referred to collectively as the “Holders” and individually as a “Holder”.

WHEREAS, Investments LP and the Individual Limited Partners are parties to the Third Amended and Restated Limited Partnership Agreement of Verso Paper Management LP, dated as of April [ ], 2008 (as amended, supplemented or restated from time to time, the “LP Agreement”), which describes the rights and privileges of the Units;

WHEREAS, this agreement is being entered into concurrently with and is conditioned upon an Initial Public Offering (defined below) by the Company.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

(a) As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

“Agreement” shall have the meaning set forth in the preamble.

“Apollo” means CMP Apollo LLC, a Delaware limited liability company, and Verso Paper Investment Management LLC, a Delaware limited liability company, collectively.

“Apollo Group” means, collectively, Apollo, Apollo Investment Fund VI, L.P. and each of its Affiliates and any other investment fund or vehicle managed by Apollo Management VI, L.P. or any of its Affiliates (including any successors or assigns of any such manager but excluding Investments LP and any of its Subsidiaries).

“Blackout Period” shall have the meaning set forth in Section 2(a)(i)(D).

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Company Notice” shall have the meaning set forth in Section 2(b)(i).

“Demand Registration” shall have the meaning set forth in Section 2(a)(i)(A).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Holder” shall have the meaning set forth in the preamble.

“Incidental Registration” shall mean a registration required to be effected by the Company pursuant to Section 2(b).

“Incidental Registration Statement” shall mean a registration statement of the Company, as provided in Section 2(b), which covers any of the Registrable Securities on an appropriate form in accordance with the Securities Act and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Individual Limited Partner” shall have the meaning set forth in the LP Agreement.

“Initial Public Offering” shall mean the closing of the first public offering of and sale of equity securities of the Company or any other Person in a primary or secondary offering pursuant to an effective registration statement filed by the Company under the Securities Act.

“Investments LP” shall have the meaning set forth in the preamble.

“LP Agreement” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean beneficial holders of Registrable Securities representing in the aggregate a majority of the aggregate number of outstanding Registrable Securities beneficially owned by Partners.

“Management LP” shall mean Verso Paper Management, LP, a Delaware limited partnership.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“Partner” shall have the meaning set forth in the LP Agreement.

“Permitted Transferee” shall have the meaning set forth in the LP Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Registrable Securities” shall mean (i) any Shares beneficially owned by Investments LP on the date hereof, (ii) any Shares subsequently acquired by Investments LP, the Individual Partners of Management LP (who acquired such Shares from Management LP), or any of their respective Affiliates, and (iii) any securities of the Company issued or issuable directly or indirectly with respect to or in exchange, or substitution for, or conversion of the securities referred to in clauses (i) or (ii) above by way of dividend or distribution, recapitalization, merger, consolidation, exchange or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

“Registration Expenses” shall mean (i) all registration, listing, qualification and filing fees (including NASD filing fees), (ii) fees and disbursements of counsel for the Company, (iii) accounting fees incident to any such registration, (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey), (v) all expenses of any Persons in preparing or assisting in preparing, printing, distributing, mailing and delivering any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of and compliance with this Agreement, (vi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer, (vii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties) and (viii) the reasonable fees and expenses of Investments LP, in each case, incurred in connection with the sale of Registrable Securities (including reasonable fees and expenses of counsel for Investments LP); provided, however, Registration Expenses shall not include any Selling Expenses.

“Registration Statement” shall mean any registration statement of the Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Request” shall have the meaning set forth in Section 2(a)(i)(A).

“Required Registration” shall mean a registration required to be effected pursuant to Section 2(a)(i).

“Required Registration Statement” shall mean a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a)(i) on an appropriate form pursuant to the Securities Act (other than pursuant to Rule 415), and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Required Shelf Registration Statement” shall mean a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a)(i) on an appropriate form or any similar successor or replacement form (in accordance with Section 4(a) hereof) pursuant to Rule 415 of the Securities Act, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Selling Expenses” shall mean underwriting discounts, selling commissions and stock transfer taxes applicable to the Shares registered by the Holders, fees and disbursements of counsel for the Holders (other than Investments LP) retained by them (other than with respect to the fees and disbursements made in connection with the preparation of a Blue Sky Memorandum and legal investment survey).

“Shares” shall mean shares of the common stock, par value $0.01 per share, of the Company.

“Shelf Registration” shall have the meaning set forth in Section 2(a)(i)(A).

“Transfer” means any direct or indirect sale, transfer, pledge or other disposition of any economic, voting or other rights of or with respect to any Units or Shares.

“Underwriter” shall have the meaning set forth in Section 5(a).

“Underwritten Offering” shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

“Units” shall have the meaning set forth in the LP Agreement.

“Withdrawn Request” shall have the meaning set forth in Section 2(a)(i)(C).

“Withdrawn Required Registration” shall have the meaning set forth in Section 2(a)(i)(C).

(b) Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the LP Agreement.

SECTION 2. REGISTRATION UNDER THE SECURITIES ACT.

(a) Required Registration.

(i) (A) Right to Require Registration. At any time from and after the date hereof, Investments LP shall have the right to request in writing (a “Request”) (which Request shall specify the Registrable Securities intended to be disposed and the intended method of distribution thereof) that the Company register Registrable Securities held by Investments LP by filing with the SEC (x) a Required Registration Statement (a “Demand Registration”) or (y) if the Request shall specify, a Required Shelf Registration Statement (a “Shelf Registration”). Upon the receipt of such a Request, the Company will, by the fifth business day thereafter, give written notice of such requested registration to all Holders, and, not later than the 60th calendar day after the receipt of such a Request by the Company, the Company will cause to be filed with the SEC a Required Registration Statement or Required Shelf Registration Statement, as the case may be, covering the Registrable Securities which the Company has been so requested to register in such Request and all other Registrable Securities which the Company has been requested to register by Holders thereof (other than Investments LP) by written request given to the Company within 10 business days after the giving of such written notice by the Company, providing for the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by Investments LP, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of distribution thereof specified in such Request or further requests, and shall use best efforts to have such Required Registration Statement or Required Shelf Registration Statement, as the case may be, declared effective by the SEC as soon as practicable thereafter and to keep such Required Registration Statement continuously effective for a period of at least (xx) 90 calendar days, in the case of a Demand Registration (or, in the case of an Underwritten Offering, such period as the Underwriters shall reasonably require) following the date on which such Required Registration Statement is declared effective (or such shorter period which will terminate when all of the Registrable Securities covered by such Required Registration Statement have been sold pursuant thereto) or (yy) 180 calendar days, in the case of a Shelf Registration, following the date on which such Required Shelf Registration Statement is declared effective (or such shorter period which will terminate when all of the Registrable Securities covered by such Required Shelf Registration Statement have been sold pursuant thereto), including, in either case, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Required Registration Statement or Required Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Required Registration Statement or Required Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Required Registration Statement or Required Shelf Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder.

(B) Registrations under this Section 2(a) shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company and as shall be acceptable to Investments LP and (ii) as shall permit the disposition of Registrable Securities in accordance with the intended method or methods of disposition specified in Investments LP’s Request.

(C) A Request may be withdrawn prior to the filing of the Required Registration Statement or Required Shelf Registration Statement by Investments LP (a “Withdrawn Request”) and a Required Registration Statement or Required Shelf Registration Statement may be withdrawn prior to the effectiveness thereof by Investments LP (a “Withdrawn Required Registration”).

(D) Notwithstanding the foregoing, the Company may delay the filing of a registration statement required pursuant to this Section 2(a)(i) if the Board of Directors of the Company determines in good faith that it would be materially adverse to the Company for such Registration Statement to be filed on or before the date such filing would otherwise be required hereunder, and such delay may be for a period not to exceed 90 days (a “Blackout Period”); provided that after any initial Blackout Period the Company may not invoke a subsequent Blackout Period until 12 months elapse from the end of any previous Blackout Period.

(E) The registration rights granted pursuant to the provisions of this Section 2(a)(i) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

(ii) Priority in Required Registrations. If a Required Registration pursuant to this Section 2(a) involves an Underwritten Offering, and the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date 5 days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities requested to be included in such Required Registration exceeds the amount which can be sold in such offering without adversely affecting the distribution of the Registrable Securities being offered, the Company will include in such Required Registration only the amount of Registrable Securities that the Company is so advised can be sold in such offering; provided, however, that the number of shares of Registrable Securities that are entitled to be included in the registration and underwriting, which shall be the amount of Registrable Securities that the Company is so advised can be sold in such offering, shall be allocated in the following manner: first, all Registrable Securities requested to be included in the Required Registration by Investments LP; second, all Registrable Securities requested to be included in such Required Registration by the Company, to the extent all such Registrable Securities can be included in such Underwritten Offering; third, all Registrable Securities requested to be included in such Underwritten Offering by the Holders (other than Investments LP) and, to the extent not all such Registrable Securities can be included in such Underwritten Offering, the number of Registrable Securities to be included shall be allocated pro rata on the basis of the number of Registrable Securities beneficially owned at that time by all the Holders (other than Investments LP) requesting to participate in the Required Registration; provided, however, that in the event the Company will not, by virtue of this paragraph, include in any such registration all of the Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within 3 days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration.

(b) Incidental Registration.

(i) Right to Include Registrable Securities. If at any time from and after the date hereof, the Company proposes to register any of its Shares under the Securities Act (other than (A) any registration of public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee benefit or similar plan or any dividend reinvestment plan or (y) in any acquisition by the Company, (B) pursuant to any debt financing of the acquisition of any acquired business or (C) pursuant to Section 2(a) hereof), either in connection with a primary offering for cash for the account of the Company or a secondary offering, the Company will, each time it intends to effect such a registration, give prompt written notice to all Holders informing such Holders of its intent to file such Registration Statement, the expected filing date, and of the Holders’ rights to request the registration of the Registrable Securities held by such Holder on the same terms as the sale of securities in connection with the registration by the Company (the “Company Notice”). Upon the written request of any Holder made within 10 business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder and such Holder’s Permitted Transferees and, unless the applicable registration is intended to effect a primary offering of Shares for cash for the account of the Company, the intended method of distribution thereof), the Company shall effect, on the same terms as the sale of securities in connection with the registration by the Company, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holders, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Incidental Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Incidental Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Incidental Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Incidental Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such Incidental Registration Statement for the same period as the delay in registering such other securities.

The registration rights granted pursuant to the provisions of this Section 2(b)(i) shall be in addition to the registration rights granted pursuant to the other provisions of this Section.

(ii) Priority in Incidental Registrations. If a registration pursuant to this Section 2(b) involves an Underwritten Offering of the securities so being registered, whether or not for sale for the account of the Company, the Company shall so advise each of the Holders as a part of the Company Notice. In such event, the right of each of the Holders to registration pursuant to this Section 2(b)(ii) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. The Holder whose Registrable Securities are to be included in such registration shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the Underwriter or Underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(b), if the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company that, in its opinion, marketing factors require a limitation on the number of securities to be underwritten, such Underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Securities requesting registration, and the number of shares of Registrable Securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: first, all the securities entitled to be sold pursuant to such Registration Statement without reference to the incidental registration rights of any holder (including Holders); second, all Registrable Securities requested to be included in the Underwritten Offering by Investments LP, to the extent all such Registrable Securities can be included in such Underwritten Offering; third, all Registrable Securities requested to be included in such Underwritten Offering by the Holders (other than Investments LP) and, to the extent not all such Registrable Securities can be included in such Underwritten Offering, the number of Registrable Securities to be included shall be allocated pro rata on the basis of the number of Registrable Securities beneficially owned at that time by all the Holders (other than Investments LP) requesting to participate in the Required Registration; provided, however, that in the event the Company will not, by virtue of this paragraph, include in any such registration all of the Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within 3 days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration.

(c) Expenses. The Company agrees to (i) pay all Registration Expenses in connection with each of the registrations requested pursuant to Section 2(a)(i) and (ii) pay all Registration Expenses in connection with each registration as to which Holders request inclusion of Registrable Securities pursuant to Section 2(b). All Selling Expenses relating to securities registered on behalf of Holders shall be borne by the Holders of securities included in such registration pro rata on the basis of the number of shares of securities so registered.

(d) Effective Registration Statement; Suspension. Subject to Section 2(a)(i)(C), a Registration Statement pursuant to Section 2(a) will not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC or, in the case of a Required Shelf Registration Statement, unless Registrable Securities have been disposed of pursuant thereto, prior to a request by Investments LP that such Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective and the related registration will not be deemed to have been effected.

(e) Selection of Underwriters. At any time or from time to time, Investments LP may elect to have Registrable Securities sold in an Underwritten Offering in accordance with Section 2(a) and may select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing Underwriters with respect to the offering of such Registrable Securities, subject to the consent of the Company which shall not be unreasonably withheld. No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such Underwritten Offering.

SECTION 3. RESTRICTIONS ON PUBLIC SALE.

(a) If requested by the sole Underwriter or lead managing Underwriter(s) in an Underwritten Offering, the Company agrees (i) not to effect any public sale or distribution (other than, in the case of the Company, public sales or distributions solely by and for the account of the Company of securities issued pursuant to any employee benefit or similar plan or any dividend reinvestment plan) of any equity or equity-linked securities during the period commencing on the date the Company receives a Request from any Holder and continuing until 90 days after the commencement of any Underwritten Offering (or for such shorter period as the sole or lead managing Underwriter shall request) unless earlier terminated by the sole Underwriter or lead managing Underwriter(s) in such Underwritten Offering.

(b) If requested by the sole Underwriter or lead managing Underwriter(s) in an Underwritten Offering, the Holders shall not sell or otherwise Transfer or dispose of any Units of Management LP or Shares (or other securities) of the Company held by the Holders (other than those included in the registration) during the fourteen (14) day period prior to and the one hundred eighty (180) day period following the effective date (including such effective date) of an Initial Public Offering or any other offering, or such shorter period as the sole Underwriter or lead managing Underwriter(s) may request, of a registration statement of the Company filed under the Securities Act, provided that the obligations described in this Section 3(b) shall not apply to a registration relating solely to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or Rule 145 or similar transaction. The Company and/or Management LP may impose stop-transfer instructions with respect to the Units of Management LP or Shares (or other securities) subject to the foregoing restriction during the applicable time periods. Any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed Shares or other securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the period referred to in the first sentence of this Section 3(b), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).

SECTION 4. REGISTRATION PROCEDURES.

In connection with the obligations of the Company pursuant to Section 2, the Company shall use best efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the selling Holders in accordance with their intended method or methods of distribution, and the Company shall:

(a) (i) prepare and file a Registration Statement with the SEC which (x) shall be on Form S-3 (or any successor to such form), if available, (y) shall be available for the sale or exchange of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Holders thereof, and (z) shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and all other information reasonably requested by the lead managing Underwriter or sole Underwriter, if applicable, to be included therein, (ii) use best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2, (iii) use best efforts to not take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(b) subject to paragraph (j) of this Section 4, prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement, as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof, as set forth in such registration statement;

(c) furnish to each Holder for which Registrable Securities are being registered and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, by each Holder for which Registrable Securities are being registered and each Underwriter of an Underwritten Offering of Registrable Securities, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus;

(d) (i) use best efforts to register or qualify the Registrable Securities, no later than the time the applicable Registration Statement is declared effective by the SEC, under all applicable state securities or “blue sky” laws of such jurisdictions as each Underwriter, if any, or any Holder having Registrable Securities covered by a Registration Statement, shall reasonably request; (ii) use best efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such Underwriter, if any, and Holder to consummate the disposition in each such jurisdiction of such Registrable Securities the registration of which such Holder is requesting; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

(e) notify each Holder for which Registrable Securities are being registered promptly, and, if requested by such Holder, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(f) furnish counsel for each such Underwriter, if any, and for the Holders for which Registrable Securities are being registered copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

(g) use best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

(h) upon request, furnish to the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to each Holder for which Registrable Securities are being registered, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i) cooperate with the selling Holders of Registrable Securities and the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;

(j) upon the occurrence of any event contemplated by paragraph (e)(iv) of this Section, use best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(k) enter into customary agreements (including, in the case of an Underwritten Offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith:

(1) make such representations and warranties to the selling Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing Underwriter, if any, and the Majority Holders of the Registrable Securities being sold) addressed to each selling Holder and the Underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;

(3) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Holders of Registrable Securities, if permissible, and the Underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings;

(4) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the selling Holders providing for, among other things, the appointment of such representative as agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

(5) deliver such customary documents and certificates as may be reasonably requested by the Majority Holders of the Registrable Securities being sold or by the managing Underwriters, if any.

The above shall be done (i) at the effectiveness of such Registration Statement (and each post-effective amendment thereto) in connection with any registration, and (ii) at each closing under any underwriting or similar agreement as and to the extent required thereunder;

(l) make available for inspection by representatives of the selling Holders of the Registrable Securities and any Underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by such Holders or Underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement;

(m) (i) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the selling Holders of Registrable Securities and to counsel to such Holders and to the Underwriter or Underwriters of an Underwritten Offering of Registrable Securities, if any; fairly consider such reasonable changes in any such document prior to or after the filing thereof as the counsel to the Holders or the Underwriter or the Underwriters may request and not file any such document in a form to which the Majority Holders of Registrable Securities being registered or any Underwriter shall reasonably object; and make such of the representatives of the Company as shall be reasonably requested by the Holders for which Registrable Securities are being registered or any Underwriter available for discussion of such document;

(ii) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus, provide copies of such document to counsel for the selling Holders; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Holders or such Underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(n) cause all Registrable Securities to be qualified for inclusion in or listed on The New York Stock Exchange or any securities exchange or the NASDAQ National Market on which securities of the same class issued by the Company are then so qualified or listed if so requested by the Majority Holders of Registrable Securities covered by a Registration Statement, or if so requested by the Underwriter or Underwriters of an Underwritten Offering of Registrable Securities, if any;

(o) otherwise use best efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(p) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter in an Underwritten Offering; and

(q) use best efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with potential investors and taking such other actions as shall be requested by Investments LP or the lead managing Underwriter of an Underwritten Offering.

Each selling Holder of Registrable Securities as to which any registration is being effected pursuant to this Agreement agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding such Holder required to be included in the Registration Statement, the ownership of Registrable Securities by such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (e)(iv) of this Section, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the affected Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus, contemplated by paragraph (j) of this Section, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company), all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities which was current at the time of receipt of such notice.

SECTION 5. INDEMNIFICATION; CONTRIBUTION.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an “Underwriter”), each Holder and their respective partners, directors, officers and employees and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii) against any and all reasonable expense whatsoever (including fees and disbursements of counsel), as incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such Person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under sub-paragraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any Holder or Underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

(b) Indemnification by Holders. Each selling Holder severally agrees to indemnify and hold harmless the Company, each Underwriter and the other selling Holders, and each of their respective partners, directors, officers and employees (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company, any Underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in paragraph (a) of this Section (provided that any settlement of the type described therein is effected with the written consent of such selling Holder), as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any Prospectus or the omissions, or alleged omissions therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

(c) Conduct of Indemnification Proceedings. Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party’s or parties’ expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determine in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party’s or parties’ expense. If an indemnifying party or parties is or are not so entitled to assume the defense of such action or does or do not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement). No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

(d) Contribution. (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable selling Holders (including, in each case, that of their respective officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the liable selling Holders (including, in each case, that of their respective officers, directors, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the selling Holders, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

(ii) The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above. Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, an indemnifying Holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by such indemnifying Holder and its affiliated indemnifying Holders and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(iii) For purposes of this Section, each Person, if any, who controls a Holder or an Underwriter within the meaning of Section 15 of the Securities Act (and their respective partners, directors, officers and employees) shall have the same rights to contribution as such Holder or Underwriter; and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

SECTION 6. MISCELLANEOUS.

(a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement which conflicts with the provisions of this Agreement or which grants registration or similar rights without the prior written consent of Investments LP, nor has the Company entered into any such agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of Investments LP, and, if any such amendment, modification, supplement, waiver or consent would materially adversely affect the rights of any Holder hereunder in a different manner or degree than would affect the rights of all Holders, the written consent of each such adversely affected Holder shall be obtained; provided, however, that nothing herein shall prohibit any amendment, modification, supplement, waiver or consent the effect of which is limited only to those Holders who have agreed to such amendment, modification, supplement, waiver or consent.

(c) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns and, with respect to Section 5, the other Persons referred to as indemnified parties therein.

(d) Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be personally served in writing, shall be deemed to have been given on the date of service, and shall be addressed as follows:

TO THE COMPANY:	Verso Paper Corp. c/o Apollo Management VI, L.P. 9 W. 57th Street, 43rd Floor New York, NY 10019 Attention: Scott Kleinman Fax: (212) 212.515.3288

With a copy to:	Latham & Watkins LLP 885 Third Avenue New York, NY 10022
	Attention:	Raymond Y. Lin, Esq.
Taurie M. Zeitzer, Esq.
Fax: (212) 751-4864

TO INVESTMENTS LP:	Verso Paper Investments LP c/o Apollo Management VI, L.P. 9 W. 57th Street, 43rd Floor New York, NY 10019 Attention: Scott Kleinman
Fax: (212) 212.515.3288

With a copy to:	Latham & Watkins LLP 885 Third Avenue New York, NY 10022
	Attention:	Raymond Y. Lin, Esq. Taurie M. Zeitzer, Esq.
Fax: (212) 751-4864

TO ANY OTHER HOLDER:	To the address set forth on the signature page

(e) Assignment; Successors and Assigns. Investments LP may assign its rights and obligations under this Agreement to any member of the Apollo Group. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire

Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. For purposes of this Agreement, “successor” for any entity other than a natural person shall mean a successor to such entity as a result of such entity’s merger, consolidation, liquidation, dissolution, sale of substantially all of its assets, or similar transaction.

(f) Recapitalizations, Exchanges, etc., Affecting Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise, including any Restructuring Event (as defined in the LP Agreement)) which may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

(h) Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified; (4) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (5) “or” is not exclusive; and (6) provisions apply to successive events and transactions.

(i) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

(k) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

(l) Jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware for any actions, suits or proceedings arising out of or relating to this agreement and the transactions contemplated hereby (and agree not to commence any action, suit or proceeding relating thereto except in such courts, and further agree that service of any process, summons, notice or document by U.S. registered mail to the address specified in Section 6(d) shall be effective service of process for any action, suit or proceeding brought against you in any such court). The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this agreement or the transactions contemplated hereby in the courts of the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(m) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company, on the one hand, and the other parties to this Agreement, on the other, with respect to such subject matter.

(n) Effectiveness; Initial Public Offering. The effectiveness of this Agreement is conditioned upon the Initial Public Offering of the Company and this Agreement shall be deemed effective and operative immediately prior to such Initial Public Offering. For the avoidance of doubt, no Holder may sell any Registrable Securities or Units in the Initial Public Offering except Investments LP and its Permitted Transferees.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

VERSO PAPER CORP.

By:
Name:
Title:

VERSO PAPER INVESTMENTS LP

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

[Add Signature Pages for all other Individual Limited Partners]

[Signature Page to Registration Rights Agreement]